EXHIBIT 99.1

JOINT FILING AGREEMENT

February 16, 2021

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

Dated: February 16, 2021	SUNTX CAPITAL MANAGEMENT CORP.

	By:	/s/ Ned N. Fleming, III
	Name:	Ned N. Fleming, III
	Title:	Director

SUNTX CPI EXPANSION FUND GP, L.P.
	By:	SunTx Capital Management Corp.,
its general partner

		By:	/s/ Ned N. Fleming, III
		Name:	Ned N. Fleming, III
		Title:	Director

SUNTX CAPITAL PARTNERS L.P.
	By:	SunTx Capital Management Corp.,
its general partner

		By:	/s/ Ned N. Fleming, III
		Name:	Ned N. Fleming, III
		Title:	Director

SUNTX CPI EXPANSION FUND, L.P.
	By:	SunTx CPI Expansion Fund GP, L.P.,
its general partner

		By:	SunTx Capital Management Corp.,
its general partner

			By:	/s/ Ned N. Fleming, III
			Name:	Ned N. Fleming, III
			Title:	Director

SUNTX FULCRUM FUND PRIME, L.P.
By:	SunTx Capital Partners, L.P.,
its general partner

	By:	SunTx Capital Management Corp.,
its general partner

		By:	/s/ Ned N. Fleming, III
		Name:	Ned N. Fleming, III
		Title:	Director

SUNTX FULCRUM DUTCH INVESTORS PRIME, L.P.
By:	SunTx Capital Partners, L.P.,
its general partner

	By:	SunTx Capital Management Corp.,
its general partner

		By:	/s/ Ned N. Fleming, III
		Name:	Ned N. Fleming, III
		Title:	Director

SUNTX CAPITAL II MANAGEMENT CORP.

By:	/s/ Ned N. Fleming, III
Name:	Ned N. Fleming, III
Title:	Director

SUNTX CAPITAL PARTNERS II GP, LP
By:	SunTx Capital II Management Corp.,
its general partner

	By:	/s/ Ned N. Fleming, III
	Name:	Ned N. Fleming, III
	Title:	Director

SUNTX CAPITAL PARTNERS II, LP
By:	SunTx Capital Partners II GP, LP,
its general partner

	By:	SunTx Capital II Management Corp.,
its general partner

		By:	/s/ Ned N. Fleming, III
		Name:	Ned N. Fleming, III
		Title:	Director

SUNTX CAPITAL PARTNERS II DUTCH INVESTORS, LP
By:	SunTx Capital Partners II GP, LP,
its general partner

	By:	SunTx Capital II Management Corp.,
its general partner

		By:	/s/ Ned N. Fleming, III
		Name:	Ned N. Fleming, III
		Title:	Director

NED N. FLEMING, III

	By:	/s/ Ned N. Fleming, III

CRAIG JENNINGS

	By:	/s/ Craig Jennings

MARK R. MATTESON

	By:	/s/ Mark R. Matteson